UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 8, 2011

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	001 - 14339	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)

(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.03.  Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 8, 2011, the Board of Directors of Theragenics Corporation (the “Corporation”) adopted the Amended and Restated By-Laws of the Corporation (the “Restated By-Laws”) attached hereto as Exhibit 3.1, which amend and restate the Corporation’s existing By-Laws in their entirety. The Restated By-Laws modify the advance notice requirements for stockholders seeking to nominate candidates for election as directors or propose business to be conducted at an annual meeting, provide for the establishment of a record date for stockholder action by written consent, and otherwise update the existing By-Laws to be consistent with Delaware law and the Corporation’s Certificate of Incorporation.

The Restated By-Laws require stockholder notice of a proposed director nomination or other business to be conducted at an annual meeting to be received by the Corporation’s Secretary not later than the close of business on the 120th day, nor earlier than the close of business on the 150th day, in advance of the anniversary of the previous year’s annual meeting; provided, however, if the meeting date is more than 30 days in advance of or more than 60 days after the anniversary of the previous year’s annual meeting, the stockholder’s notice must be received not later than the close of business on the 120th day in advance of the upcoming annual meeting or the tenth day following the date of public disclosure of such meeting date.

The Restated By-Laws require stockholder notice of a proposed director nomination or other business to provide specified information about the proposing stockholder(s) and any director nominees or proposals submitted by the stockholder(s), including additional information about the economic interest of proposing stockholder(s) in the Corporation and any arrangements between such stockholder(s) and nominees. In addition, in order to nominate directors for election, the stockholder(s) must have beneficially held at least the lesser of 2% or $1,000,000 in market value of the Corporation’s outstanding voting securities for at least two years prior to the date of notice.

The Restated By-Laws require a stockholder seeking to take action by written consent to first request, in writing and in proper form, that the Board set a record date for the determination of stockholders entitled to consent to such action. The Board may then adopt a resolution fixing a record date within ten days of receiving the request, which record date shall not precede the date of the resolution or be more than ten days after the date of the resolution. The Restated By-Laws also specify information required to be included in the stockholder request for a record date.

A copy of the Restated By-Laws is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the amendments effected by the Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the text of the Restated By-Laws attached hereto as Exhibit 3.1.

Item 9.01      Financial Statements and Exhibits

Exhibit Number	Description
3.1	Amended and Restated By-laws of Theragenics Corporation adopted September 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERAGENICS CORPORATION
(Registrant)

Dated: September 14, 2011	By:	/s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer